UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2012

COLORADO INTERSTATE GAS COMPANY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-4874 (Commission File Number)	84-0173305 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2012, the Management Committee of Colorado Interstate Gas Company, L.L.C. (the “Company”) appointed C. Park Shaper to serve as Chief Executive Officer of the Company and Kimberly A. Dang to serve as Chief Financial Officer of the Company.  Also, on July 27, 2012, the Management Committee accepted the resignation of James M. Saunders from his position as Chief Financial Officer of the Company and appointed Mr. Saunders to serve as Vice President, Finance of the Company.

C. Park Shaper currently serves as Director and President of Kinder Morgan, Inc. (“KMI”), the indirect parent of El Paso Pipeline GP Company, L.L.C. (the “General Partner”), the general partner of El Paso Pipeline Partners, L.P. (the “Partnership”), which owns indirectly 100% of.   He is also Director and President of KMR and Kinder Morgan G.P., Inc.. He served as Manager and President of Kinder Morgan Holdco LLC from May 2007 until completion of its initial public offering in February 2011, at which time he continued in the positions of Director and President of KMI. Mr. Shaper was elected President of KMR and Kinder Morgan G.P., Inc. in May 2005. He served as Executive Vice President of KMR and Kinder Morgan G.P., Inc. from July 2004 until May 2005. Mr. Shaper was elected Director of KMR and Kinder Morgan G.P., Inc. in January 2003. He was elected Vice President, Treasurer and Chief Financial Officer of KMR upon its formation in February 2001, and served as its Treasurer until January 2004, and its Chief Financial Officer until May 2005. Mr. Shaper was elected Vice President, Treasurer and Chief Financial Officer of Kinder Morgan G.P., Inc. in January 2000, and served as its Treasurer until January 2004 and its Chief Financial Officer until May 2005. He received a Masters of Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Shaper also has a Bachelor of Science degree in Industrial Engineering and a Bachelor of Arts degree in Quantitative Economics from Stanford University. Mr. Shaper is also a trust manager of Weingarten Realty Investors. Mr. Shaper is 43 years old.

Kimberly A. Dang currently serves as Vice President and Chief Financial Officer of KMI.  She is also Vice President and Chief Financial Officer of KMR and Kinder Morgan G.P., Inc.  She served as Chief Financial Officer of Kinder Morgan Holdco LLC from May 2007 until completion of its initial public offering in February 2011, at which time she continued as Vice President and Chief Financial Officer of KMI. Mrs. Dang was elected Chief Financial Officer of KMR and Kinder Morgan G.P., Inc. in May 2005. She served as Treasurer of KMR and Kinder Morgan G.P., Inc. from January 2004 to May 2005. She was elected Vice President, Investor Relations of KMR and Kinder Morgan G.P., Inc. in July 2002 and served in that role until January 2009. From November 2001 to July 2002, she served as Director, Investor Relations of KMR and Kinder Morgan G.P. Mrs. Dang has received a Masters in Business Administration degree from the J.L. Kellogg Graduate School of Management at Northwestern University and a Bachelor of Business Administration degree in accounting from Texas A&M University.  Mrs. Dang is 41 years old.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO INTERSTATE GAS COMPANY, L.L.C.

Dated: July 30, 2012	By:	/s/ Joseph Listengart
		Name: Title:	Joseph Listengart Vice President